SCUDDER

FUND, INC.

Annual Report

December 31, 2002

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

Scudder New Asia Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment Characteristics

• a closed-end investment company investing in a broad spectrum of Asian companies and industries

• a vehicle for international diversification through participation in Asian stock markets

General Information

Executive Offices

Scudder New Asia Fund, Inc. 345 Park Avenue New York, NY 10154 For fund information: 1-800-349-4281 or cef.scudder.com

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Dechert LLP

Custodian

Brown Brothers Harriman & Co.

Independent Accountants

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - SAF

Contents

<Click Here> Letter to Stockholders

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Stockholder Meeting Results

<Click Here> Directors and Officers

This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Letter to Stockholders

Dear Stockholders:

Conflicting economic data and the rise of geopolitical concerns led to significant market turbulence in 2002. In the early part of the year, concerns mounted over a possible "double-dip" recession in the United States. This fear proved unfounded, but economic data remained mixed throughout the year in both the United States and Asia. Despite the slowdown in global growth, Asia turned in a strong export performance by virtue of the growth of its contract manufacturers. Additionally, China emerged as a growing consumer of many of the commodity products produced or exported from other Asian countries. On the negative side, Japan proved to be a major disappointment, as there has been little progress on bank reform, and in our view the economy looks set to slip into another recession.

Stock markets in Asia showed resilience amid a challenging environment in 2002, outperforming both the United States and the world. Scudder New Asia Fund's total return based on its net asset value (NAV) was -9.68% for the full 12-month period. Its share price - quoted on the NYSE - returned -8.87% to close the year at $7.71 per share. Over the same 12-month period, the total return of the MSCI All Country Asia Free Index was -9.91%.

Performance Commentary

The fund's outperformance in relation to the MSCI All Country Asia Free Index can be attributed in part to its closed-end structure, which enabled us to take positions in some small- to mid-cap stocks across Asia. We have increased this portion of the portfolio to 15% of assets. The fund saw strong performance from several of its small- to mid-cap holdings in Korea, Hong Kong, Thailand and Japan.

From a country perspective, our overweight positions in Thailand and Korea added significant value, since these markets were star performers in the region. In Thailand, where the domestic consumption story has been quite compelling, we added to the fund's overweight position during the year. Korea was also a strong market throughout 2002, but it gave back some of its gains in December when tensions with North Korea heightened. Our stock selection in Korea added significant value, with names such as Samsung Electronics Co., Ltd. and Samsung Fire & Marine Insurance Co., Ltd. posting strong gains.

The portfolio's underweight in Hong Kong - which lagged most other Asian countries in 2002 - also proved beneficial. When the government stopped all land sales in Hong Kong, we took the opportunity to eliminate the fund's position in Sun Hung Kai Properties, based on our belief that this policy would not be favorable for property prices. We have been focusing on small- to mid-cap stocks that have a significant market share in China, which is a theme that we expect we will continue to emphasize in 2003.

On the downside, the fund's underweight in Taiwan hurt performance. Taiwan, which had been a dismal performer for most of the year, rallied on improved sentiment toward technology late in the period. We do not think that this rally will prove sustainable, as technology spending is likely to remain subdued and valuations are unattractive.

From a sector standpoint, materials stocks were the best performers in the fund. We have been overweight in the sector and continue to maintain this position. Strong demand from China and a favorable supply-and-demand backdrop for many of the petrochemical companies were the key drivers for the materials sector. Thailand's Siam Cement Co., Ltd., in which the fund is overweight, turned in a stellar performance - rising 147%. We have also been bullish on commodities such as gold and copper and saw strong year-end performance from our holdings in Australia's Newcrest Mining Ltd., which runs one of the world's largest copper mines in Indonesia.

The banking sector, in which the portfolio is overweight, posted a disappointing performance. Investors' concerns relating to increasing levels of bad debt - which in our view were exaggerated - brought down Korean banking stocks. Banks in Singapore also sold off in the fourth quarter after a rally in the earlier part of the year.

Fund Positioning

The dual concerns of slow global economic growth and geopolitical risk will continue to be major issues in the year ahead. We believe overall global growth will remain subdued but that Asia will prosper nonetheless. As the manufacturing workshop of the world, we believe that Asian companies will fare better as volume gains should help to ease the erosion in pricing. It is still a challenging environment, however, since even market leaders have to contend with competition from lesser players that are willing to forgo profit margins for volume gains. We will therefore be selective in managing the fund's exposure to the exporters. We are especially cautious regarding companies whose earnings estimates still appear too optimistic - we believe there are many such companies in the technology sector. This approach explains the fund's continued underweight in Taiwan, which is still heavily reliant on technology exports.

The fund remains overweight in Thailand and China, where we are comfortable with the resilience of consumers. However, growth in Korea and Australia appears to be slowing, and consumption in most other Asian markets continues to be questionable. The weakness in consumer spending is particularly pronounced in Hong Kong, Singapore and Taiwan due to the high levels of unemployment in these countries. The portfolio is underweight in these markets.

Geopolitics was a major issue in 2002, and we expect it to be an even more dominant factor in the year ahead. In South Korea and Indonesia, where geopolitical uncertainties are most intense, we are taking a cautious view and have trimmed some of our exposure. We may look to add to these markets if extraordinary values begin to emerge. Perhaps more importantly, there may be imminent changes to the political leadership in several Asian countries. We expect most of the political transitions to be smooth, but we will be alert for potential changes in government policies.

Japan's Long Struggle Continues

Japan proved to be a disappointment to the fund's performance as the economy edged back into a recession. The lack of clarity from the government on bank reform continued to weigh on the market, and Japan remains plagued with many struggling companies that ultimately will need to be liquidated. In our view, until we see more aggressive action on bank reform and the removal of excess capacity, it will be difficult for many stocks in Japan to outperform. In managing the fund, we have chosen to focus on the companies that we determine have truly restructured, exporters with dominant market share and niche players in emerging product areas.

While valuations in Japan are becoming more appealing, we expect the market to be subject to political struggles regarding the direction the country should take. A new Bank of Japan governor should be chosen this year, which should significantly change Japan's approach to the heretofore never-ending deflationary spiral. We will be monitoring this process closely, since policy response could have important implications for corporate Japan.

Capitalizing on China's Growth Story

In our view, robust economic growth in China will continue to be a double-edged sword for Asia. The country's market-share gain in global exports is likely irreversible, which is obviously an unwelcome development for most of the Asian countries that have thrived as low-cost production bases during the last decade. However, China is also graduating from being a mere competitor for foreign capital to being a significant consumer. Its booming demand for grains, palm oil, steel, petrochemical products and even some manufactured goods is driving the growth of several Asian companies. This development reinforces our positive stance toward the materials sector, in which we are looking to add opportunistically to take advantage of high stock price volatility. We will seek to further capitalize on China's growth story through direct investments in companies such as Fountain Set - one of the leading textile producers - and non-Chinese companies with a large portion of their sales in China (such as many of the materials stocks the fund owns). We are, however, cognizant of the uneven qualities of Chinese companies. With more of them coming to the capital market, the universe of investable stocks likely will be enlarged meaningfully in the years ahead.

Building a Position in Smaller Companies

We are positioning the portfolio in some of Asia's emerging growth companies. We plan to continue to increase its exposure in the small- and mid-cap arena, where we are finding compelling valuations and exciting business opportunities. Much of our focus in this area has been in Korea, Japan and Hong Kong, and we are beginning to uncover several quality smaller companies in China. Large-cap stocks in Asia have outperformed in past years, but we expect this trend to reverse, as there are now many attractively valued quality mid- to small-cap companies with strong balance sheets and good cash flows. We will continue to place an emphasis on researching smaller less-liquid companies.

Outlook

Looking ahead, we believe Asia's outperformance can continue. The combination of favorable growth rates and attractive valuations has created significant opportunities in the Asian markets. Additionally, due to depressed share prices and corporations' growing awareness of the need to focus on shareholder value, we are now able to find many companies offering attractive dividend yields. In mature markets such as Singapore and Hong Kong, dividend yields for many blue chips are now far above the bank savings rates. Although catalysts for significant equity performance may be lacking at present, we believe dividends will help support share prices over time.

The fund's closed-end structure helps us to take advantage of these opportunities, since we are able to build long-term positions in Asian companies - particularly those in the small- and mid-cap areas - without having to carry unnecessarily high cash reserves to finance potential shareholder redemptions. Given the potential conflict with Iraq and increased tensions with North Korea, in our view, it is likely Asian markets will remain volatile in the year ahead. However, we believe the fund is well positioned to prosper by virtue of its bottom-up investment style, experienced management team, the significant research capabilities of Deutsche Asset Management and its closed-end structure.

Thank you for your continued investment in Scudder New Asia Fund. Please visit cef.scudder.com or call (800) 349-4281 with any questions or for the most recent performance information.

Sincerely,
/s/ Nicholas Bratt
/s/ Daniel Pierce

Nicholas Bratt President and Director	Richard T. Hale Chairman of the Board and Director

The views expressed in this report reflect those of the investment manager only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. (DeIM), which is part of Deutsche Asset Management, is the investment manager ( "Manager") for Scudder New Asia Fund, Inc. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

In addition to the fund, DeIM also manages the assets of other closed-end investment companies which invest primarily in foreign securities including: The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, The New Germany Fund and The Central European Equity Fund.

Deutsche Asset Management (Asia) Limited ("DeAM Asia"), an affiliate of Deutsche Investment Management Americas Inc., serves as subadvisor to the fund, effective April 8, 2002. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management.

Election of Officers

On December 18, 2002, the Board elected Charles A. Rizzo as Treasurer and Chief Financial Officer of the fund. Gary L. French, John R. Hebble, and Thomas Lally have resigned as officers of the fund.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 31. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of Scudder New Asia Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the year, plus (2) an estimate of shares to be issued in connection with the current year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current year's dividends are estimated at 50% of the number of shares issued in connection with the prior year's dividends or until such time during the year that the fund's Manager has a more accurate projection of the year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the year ended December 31, 2002, there were no fund shares repurchased by the fund pursuant to the share repurchase plan as described above.

Net Asset Value

The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Investment Summary as of December 31, 2002

Historical Information
	Total Return (%)
	Market Value		Net Asset Value (a)
	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	2.25	-	.96	-
One Year	-8.87	-8.87	-9.68	-9.68
Three Year	-51.07	-21.20	-50.78	-21.04
Five Year	.07	.01	5.12	1.00
Ten Year	5.62	.55	24.97	2.25

Per Share Information and Returns(a)
	Yearly periods ended December 31

	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
Net Asset Value ($)	25.06	17.44	15.29	15.26	11.28	11.71	24.09	12.26	10.43	9.42
Income Dividends ($)	.32	.23	-	.02	.18	-	-	-	-	-
Capital Gains Distributions ($)	.08	4.20	1.67	.33	.39	-	-	2.56	.09	-
Total Return (%)	73.32	-11.67	-2.96	2.46	-21.89	3.81	105.72	-36.57	-14.17	-9.68

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of December 31, 2002

Asset Allocation	12/31/02	12/31/01

Common Stocks	97%	99%
Cash Equivalents	2%	1%
Preferred Stocks	1%	-
	100%	100%

Geographical (Excludes Cash Equivalents)	12/31/02	12/31/01

Korea	24%	24%
Japan	22%	21%
Hong Kong	16%	18%
Taiwan	11%	13%
Thailand	7%	1%
Singapore	6%	6%
India	5%	8%
China	3%	2%
Malaysia	2%	2%
Other	4%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/02	12/31/01

Financial	22%	28%
Information Technology	19%	25%
Materials	16%	4%
Industrials	11%	10%
Consumer Discretionary	11%	9%
Telecommunication Services	7%	12%
Consumer Staples	5%	3%
Health Care	4%	6%
Energy	3%	1%
Other	2%	2%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2002 (28.1% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	6.2%
2. Hang Seng Bank Ltd. Provider of commercial banking services	Hong Kong	3.0%
3. POSCO Manufacturer of steel	Korea	2.7%
4. Siam Cement Co., Ltd. Operator of construction materials and industrial conglomerate	Thailand	2.7%
5. Hutchison Whampoa Ltd. Provider of investment services and other diversified services	Hong Kong	2.6%
6. SK Telecom Co., Ltd. Provider of mobile telecommunication services	Korea	2.6%
7. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	2.3%
8. Kookmin Bank Provider of commercial banking services	Korea	2.2%
9. Nitto Denko Corp. Producer of industrial chemicals	Japan	2.1%
10. United Overseas Bank Ltd. Provider of commercial banking and financial services	Singapore	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2002

	Shares	Value ($)

Common Stocks 96.7%
Australia 1.0%
Newcrest Mining Ltd. (Producer and explorer of gold)	217,700	878,942
China 2.7%
Beijing Datang Power Generation Co., Ltd. "H" (Owner and operator of coal-fired electric power plants)	1,414,000	457,825
Hainan Meilan Airport Co., Ltd. "H"* (Provider of airfield services)	900,400	424,309
PetroChina Co., "H" Ltd. (Producer of crude oil and natural gas)	4,419,000	878,304
Shanghai Petrochemical Co., Ltd. "H"* (Manufacturer of petrochemical and petroleum products)	3,496,000	528,984
		2,289,422
Hong Kong 16.0%
Cafe De Coral Holdings Ltd. (Operator of fast food restaurants)	984,000	662,435
Cathay Pacific Airways Ltd. (Operator of scheduled airline services)	551,000	752,472
Cheung Kong Holdings Ltd. (Provider of real estate services)	157,000	1,021,703
China Mobile Ltd.* (Provider of cellular telecommunication services)	598,000	1,422,440
Fountain Set (Holdings) Ltd. (Manufacturer of knitted fabrics and garments)	1,906,000	1,050,946
Hang Seng Bank Ltd. (Provider of commercial banking services)	239,600	2,550,080
Henderson Land Development Co., Ltd (Developer of property)	336,000	1,008,194
Hong Kong Electric Holdings Ltd. (Operator of a gas utility company)	136,500	516,349
Hutchison Whampoa Ltd. (Provider of investment services and other diversified services)	355,000	2,221,453
Kingboard Chemicals Holdings Ltd. (Manufacturer of laminates, copper foil and glass fabric)	1,040,000	760,146
TCL International Holdings Ltd. (Manufacturer of electronic products)	2,506,000	763,192
Wharf Holdings Ltd. (Developer of property Investment)	403,000	759,646
		13,489,056
India 4.8%
Bharat Petroleum Corp., Ltd. (Explorer and refiner of crude oil)	142,900	644,764
Dr. Reddy's Laboratories Ltd. (Manufacturer of bulk drugs, formulations and molecules)	53,700	1,007,925
Infosys Technologies Ltd. (Provider of IT consulting and software services)	13,300	1,327,504
State Bank of India* (Provider of banking and financial services)	177,000	1,041,882
		4,022,075
Indonesia 1.2%
PT Telekomunikasi Indonesia (Provider of domestic telecommunication services)	2,380,500	1,024,014
Japan 21.9%
Ajinomoto Co., Inc. (Manufacturer and seller of food products)	88,000	918,242
Canon, Inc. (Producer of visual image and information equipment)	25,000	941,132
Chiyoda Corp.* (Builder of industry specific factories)	555,000	920,793
Citizen Watch Co., Ltd. (Manufacturer and retailer of watches)	132,000	588,075
Fuji Photo Film Co., Ltd. (Manufacturer of various films, photographic paper, floppy discs, lenses and cameras)	32,000	1,042,951
JFE Holdings, Inc.* (Conductor of steel production and integrated engineering services)	80,600	978,142
JSR Corp. (Manufacturer of synthetic rubber and resins)	63,000	632,441
Kao Corp. (Manufacturer of household and chemical products)	39,000	855,609
KDDI Corp.* (Provider of long-distance telephone and cellular services)	214	693,869
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	100,000	648,476
Mitsui O.S.K. Lines Ltd. (Provider of marine transportation)	227,000	470,288
Nitto Denko Corp. (Producer of industrial chemicals)	62,000	1,764,864
Nomura Holdings, Inc. (Provider of financial services)	78,000	876,301
Rohm Co., Ltd. (Manufacturer of custom linear integrated circuits and semiconductor devices)	5,000	638,791
Seven-Eleven Japan Co., Ltd. (Operator of convenience stores)	25,000	762,169
Sumitomo Corp. (Provider of general trading services)	266,000	1,142,496
Sumitomo Trust & Banking Co., Ltd. (Provider of commercial banking services)	217,000	879,038
Takeda Chemical Industries Ltd. (Manufacturer of pharmaceutical products)	31,000	1,294,930
Toyota Motor Corp. (Manufacturer of diversified automotive products)	51,300	1,378,196
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of a wide variety of pharmaceuticals)	34,000	985,008
		18,411,811
Korea 22.1%
Amorepacific Corp.* (Manufacturer of life commodities and bio-chemicals)	7,020	609,637
Hansol Paper Co., Ltd.* (Manufacturer of paper)	157,600	704,254
Hyundai Mobis* (Manufacturer of transport containers and machinery)	48,800	896,961
Hyundai Securities (Provider of brokerage and other financial services)	135,400	654,139
Kookmin Bank* (Provider of commercial banking services)	51,521	1,824,444
Kookmin Credit Card Co., Ltd.* (Provider of credit card services)	26,680	650,101
Korea Tobacco and Ginseng Corp. (GDR)* (Producer of tobacco products)	56,100	373,065
LG Chemical Ltd.* (Manufacturer of engineering plastics)	23,700	811,281
LG Electronics, Inc.* (Manufacturer of telecommunication equipment)	30,230	1,052,653
POSCO (Manufacturer of steel)	23,000	2,288,268
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	16,970	4,492,711
Samsung Fire & Marine Insurance Co., Ltd. (Provider of insurance products)	18,700	1,021,677
Shinsegae Co., Ltd. (Retailer of food, clothing and household goods)	4,040	509,237
SK Telecom Co., Ltd. (Provider of mobile telecommunication services)	11,290	2,179,849
Taesan LCD Co., Ltd. (Manufacturer of displays used in computers)	147,700	575,333
		18,643,610
Malaysia 1.7%
IOI Corp. Bhd. (Processor of oil palm, rubber and cocoa)	579,000	845,645
Perusahaan Otomobil Nasional Bhd. (Manufacturer of automobiles and related products)	260,000	602,105
		1,447,750
New Zealand 0.8%
Telecom Corporation of New Zealand Ltd. (Provider of telecommunications services)	268,861	638,444
Singapore 6.1%
DBS Group Holdings Ltd. (Provider of banking and financing services)	206,000	1,306,353
Hyflux Ltd. (Designer of water treatment systems)	696,000	445,382
Sinapore Airlines Ltd. (Provider of air transportation)	109,000	640,955
Singapore Press Holdings Ltd. (Publisher, printer and distributor of newspapers and magazines)	61,000	640,032
United Overseas Bank Ltd. (Provider of commercial banking and financial services)	212,496	1,445,551
Venture Corp., Ltd. (Provider of manufacturing services to electronics companies)	79,000	633,057
		5,111,330
Taiwan 10.3%
Advanced Semiconductor Engineering, Inc. (Manufacturer and marketer for integrated circuit packages for computers)	1,248,000	734,753
Advantech Co., Ltd. (Manufacturer of computer networking products)	407,600	735,209
Compal Electronics, Inc. (Manufacturer and marketer of notebook computers and color monitors)	880,000	914,286
Formosa Chemicals & Fibre Corp. (Manufacturer of artificial fibers for the textile industry)	1,015,140	1,078,128
Fubon Financial Holding Co., Ltd. (Operator of a financial holding company)	1,394,000	1,110,372
High Tech Computer Corp. (Manufacturer that markets Microsoft Windows powered PCs)	127,000	542,453
Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic products)	215,000	744,589
Taiwan Semiconductor Manufacturing Co., Ltd.* (Manufacturer of integrated circuits and other semiconductor devices)	1,600,147	1,967,280
Test-Rite International Co., Ltd. (Exporter of tools, fans and other household products)	1,170,900	851,564
		8,678,634
Thailand 7.2%
Land & House Public Co., Ltd. (foreign registered) (Developer of real estate projects including single-detached homes and townhouses)	648,000	1,209,460
PTT Public Co., Ltd. (Producer and explorer of crude oil and gas)	895,100	876,837
Siam Cement Co., Ltd. (foreign registered) (Operator of construction materials and industrial conglomerate)	77,600	2,249,015
Siam Panich Leasing Public Co., Ltd. (Provider of purchase and leasing services)	553,500	503,707
TelecomAsia Corp. PLC* (Rights) (Provider of telecommunication services)	299,999	0
Thai Farmers Bank Public Co., Ltd.* (foreign registered) (Provider of commercial banking services)	1,162,200	808,393
Vinthai Public Co., Ltd.* (foreign registered) (Manufacturer of various plastic products)	2,040,000	456,434
		6,103,846
United States 0.9%
Freeport-McMoRan Copper & Gold, Inc. "B"* (Miner of copper and gold)	43,900	736,642
Total Common Stocks (Cost $79,686,720)		81,475,576

Preferred Stocks 0.9%
Korea
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts) (Cost $899,056)	5,900	746,174

Cash Equivalents 2.4%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $2,021,800)	2,021,800	2,021,800
Total Investment Portfolio - 100.0% (Cost $82,607,576) (a)		84,243,550

* Non-income producing security.
(a) The cost for federal income tax purposes was $83,535,176. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $708,374. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,958,885 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,250,511.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $82,607,576)	$ 84,243,550
Foreign currency, at value (cost $1,448)	1,449
Receivable for investments sold	16,430
Dividends receivable	39,826
Foreign taxes recoverable	182,246
Other assets	1,031
Total assets	84,484,532
Liabilities
Deferred foreign taxes	668
Accrued management fee	89,534
Other accrued expenses and payables	133,162
Total liabilities	223,364
Net assets, at value	$ 84,261,168
Net Assets
Net assets consist of: Accumulated net investment loss	(24,281)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $668)	1,635,306
Foreign currency related transactions	(2,914)
Accumulated net realized gain (loss)	(32,993,064)
Paid-in capital	115,646,121
Net assets, at value	$ 84,261,168
Net Asset Value per share ($84,261,168 / 8,941,433 outstanding shares of common stock, issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.42

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $204,268)	$ 1,177,878
Interest	36,408
Total Income	1,214,286
Expenses: Management fee	1,158,765
Services to shareholders	49,457
Custodian and accounting fees	228,115
Auditing	83,620
Legal	29,731
Directors' fees and expenses	75,428
Reports to shareholders	108,530
NYSE listing fees	24,149
Shareholder meeting expense	80,000
Other	37,209
Total expenses	1,875,004
Net investment income (loss)	(660,718)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(5,411,286)
Foreign currency related transactions	(102,947)
(5,514,233)
Net unrealized appreciation (depreciation) during the period on: Investments (including deferred foreign taxes of $668)	(2,796,773)
Foreign currency related transactions	11,935
(2,784,838)
Net gain (loss) on investment transactions	(8,299,071)
Net increase (decrease) in net assets resulting from operations	$ (8,959,789)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income (loss)	$ (660,718)	$ (340,772)
Net realized gain (loss) on investment transactions	(5,514,233)	(27,469,792)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,784,838)	12,469,585
Net increase (decrease) in net assets resulting from operations	(8,959,789)	(15,340,979)
Distributions to shareholders from net realized gains	-	(758,291)
Fund share transactions:
Reinvestment of distributions	-	1,105,206
Net increase (decrease) in net assets from Fund share transactions	-	1,105,206
Increase (decrease) in net assets	(8,959,789)	(14,994,064)
Net assets at beginning of period	93,220,957	108,215,021
Net assets at end of period (including accumulated net investment loss of $24,281 at December 31, 2002)	$ 84,261,168	$ 93,220,957
Other Information
Shares outstanding at beginning of period	8,941,433	8,827,983
Shares issued to shareholders in reinvestment of distributions	-	113,450
Net increase (decrease) in Fund shares	-	113,450
Shares outstanding at end of period	8,941,433	8,941,433

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002	2001	2000	1999	1998
Per Share Operating Performance
Net asset value, beginning of period	$ 10.43	$ 12.26	$ 24.09	$ 11.71	$ 11.28
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.04)	(.19)	(.08)	.03
Net realized and unrealized gain (loss) on investment transactions	(.94)	(1.70)	(9.08)	12.46	.40
Total from investment operations	(1.01)	(1.74)	(9.27)	12.38	.43
Less distributions from: Net realized gains on investment transactions	-	(.09)	(2.56)	-	-
Net asset value, end of period	$ 9.42	$ 10.43	$ 12.26	$ 24.09	$ 11.71
Market value, end of period	$ 7.71	$ 8.46	$ 9.31	$ 19.81	$ 9.31
Total Return
Per share net asset value (%)[b]	(9.68)	(14.17)	(36.57)	105.72	3.81
Per share market value (%)[b]	(8.87)	(8.32)	(41.43)	112.75	(3.87)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	93	108	212	103
Ratio of expenses (%)	1.99	1.89	1.68	1.77	1.94
Ratio of net investment income (loss) (%)	(.70)	(.35)	(.95)	(.52)	.31
Portfolio turnover rate (%)	101	161	121	92	99

a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New Asia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Net realized and unrealized gains on India securities are subject to certain non-US taxes. The Fund is subject to a 20% Taiwan dollar income tax on foreign exchange gain transactions.

At December 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $29,264,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($24,809,000) and December 31, 2010 ($4,455,000), the respective expiration dates, whichever occur first.

In addition, from November 1, 2002, through December 31, 2002, the Fund incurred approximately $2,826,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (29,264,000)
Unrealized appreciation (depreciation) on investments	$ 708,374

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	December 31, 2002	December 31, 2001
Distributions from long-term capital gains	$ -	$ 758,291

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $92,132,455 and $91,559,652, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to an annual rate of 1.25% of the first $75,000,000 of the Fund's average weekly net assets, 1.15% of the next $125,000,000 of such net assets and 1.10% of such net assets in excess of $200,000,000. Accordingly, for the year ended December 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.23% of the Fund's average weekly net assets. Effective April 8, 2002, Deutsche Asset Management (Asia) Limited ("DeAMAL"), a wholly owned subsidiary of Deutsche Bank, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended December 31, 2002, the amount charged to the Fund by SISC aggregated $16,200, of which $2,700 is unpaid at December 31, 2002.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the year ended December 31, 2002, the amount charged to the Fund by SSC aggregated $15,000, of which $2,500 is unpaid at December 31, 2002.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 2002, the amount charged to the Fund by SFAC aggregated $72,693, of which $6,639 is unpaid at December 31, 2002.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended December 31, 2002, totaled $23,294 and are reflected as interest income on the Statement of Operations.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of securities of comparable securities in the United States of America.

E. Ownership of the Fund

At December 31, 2002, one shareholder held approximately 14% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

Report of Independent Accountants

To the Board of Directors and the Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts February 7, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

By now shareholders for whom year end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. As in prior years, the Fund intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders will be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The Fund paid foreign taxes of $204,268 and earned $204,268 of foreign source income during the year ended December 31, 2002. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.023 per share as foreign taxes paid and $0.023 per share as income earned from foreign sources for the year ended December 31, 2002. The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund in 2002:

2002 Foreign Tax Credit Table
Country	Foreign Income	Foreign Taxes
Australia	2.43%	2.43%
India	9.33%	9.33%
Indonesia	5.49%	5.49%
Japan	10.00%	10.00%
Korea	19.39%	19.39%
Malaysia	5.03%	5.03%
New Zealand	.72%	.72%
Singapore	19.53%	19.53%
Taiwan	26.83%	26.83%
Thailand	1.25%	1.25%
	100.00%	100.00%

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 426-5523.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

Effective June 1, 2002 the Plan for the fund has been amended to provide that UMB Bank, N.A. will act as the Plan Agent for each stockholder of the fund who participates in the Voluntary Cash Purchase Program and Dividend Reinvestment Plan. The fund's Transfer Agent will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders (the "Meeting") of Scudder New Asia Fund, Inc. (the "fund"), was held on October 2, 2002, at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below).

1. To elect three Directors of the fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
William H. Luers	5,856,370	1,889,682
Ronaldo A. da Frota Nogueira	5,835,337	1,910,715
Kesop Yun	5,859,609	1,886,443

2. To vote on a stockholder's proposal to ask that the fund be converted into an open-end fund:

Number of Votes:
For	Against	Abstain	Broker Non-Votes
2,800,179	2,925,270	109,098	1,911,505

Directors and Officers

The following table presents certain information regarding the Directors and Officers for Scudder New Asia Fund, Inc. as of December 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Each of the Directors also serves on the Boards of The Brazil Fund, Inc., The Korea Fund, Inc., and Scudder Global High Income Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander (71) Director 1992-present	Retired; Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service), Metropolitan Opera Association; Member, Council on Foreign Relations	4
Kenneth C. Froewiss (57) Director 2001-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies; prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	4
William H. Luers (73) Director 2001-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: IDEX Corporation (manufacturer of pumps), Wickes Lumber Company (building materials), America Online Latin America (media communications), The Gilman Foundation, Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding; Member, Executive Committee and Board of Directors, East-West Institute	4
Ronaldo A. da Frota Nogueira (64) Director 1992-present	Director and Chief Executive Officer, IMF Editora Ltda. (financial publisher). Directorships: Brazilian Association of Securities Analysts; Association of Certified International Investment Analysts	4
Susan Kaufman Purcell (60) Director 1992-present	Non-Profit Organizations: Vice President, Council of the Americas; Vice President, Americas Society; Directorships: Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations; and Member, The Economic Club of New York. For-Profit Organizations: Director, Valero Energy Corp.	4
Kesup Yun (57) Director 2001-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-2000); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	4

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2] (57) Chairman and Director 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
198
Nicholas Bratt[1] (54) Director and President 2001-present	Managing Director of Deutsche Asset Management; Director, Korea Society (private society)	4
Terrence Gray[3] (33) Vice President 2002-present	Vice President of Deutsche Asset Management	n/a
Judith Hannaway (49) Vice President 1997-present	Managing Director of Deutsche Asset Management	n/a
Bruce A. Rosenblum[2] (42) Vice President and Assistant Secretary 2002-present	Director of Deutsche Asset Management (2002 to present); prior thereto, Vice President of Deutsche Asset Management (2000-2002); and partner with the law firm of Freedman, Levy, Kroll & Simonds	n/a
Charles A. Rizzo[4] (45) Treasurer 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex., Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons[4] (40) Assistant Treasurer 1998-present	Managing Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
2 Address: One South Street, Baltimore, Maryland
3 Address: 20 Raffles Place, #27-01 Ocean Towers, Singapore, Singapore
4 Address: Two International Place, Boston, Massachusetts

Notes